UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported): March 14, 2006

Decorize, Inc.
(Exact Name of Registrant as Specified in its Charter)

______________________________________________________________________________

Delaware	001-31260	43-1931810
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

1938 East Phelps, Springfield, Missouri 65802 (Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:		(417) 879-3326

Not Applicable
Former name of address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On March 14, 2006, SRC Holdings Corporation (“SRC”) delivered notice of its exercise of common stock purchase warrants for an aggregate 1,500,000 shares of the common stock of Decorize, Inc., a Delaware corporation (“Decorize”), at a price of $0.20 per share, for a total purchase price of $300,000. SRC had received the warrants upon the closing of a private placement of Decorize common stock on June 15, 2005, pursuant to the terms of a Securities Purchase Agreement (the “SRC Purchase Agreement”) entered into among Decorize, SRC and Quest Capital Alliance, L.L.C. The warrants exercised by SRC Holdings Corporation would have expired on April 11, 2010. The description of the SRC Purchase Agreement and related matters that is set forth in Decorize’s Current Report on Form 8-K filed on June 21, 2005, is incorporated herein by reference.

On March 20, 2006, Nest USA, Inc. (“Nest”) delivered notice of its exercise of common stock purchase warrants for 371,000 shares of the common stock of Decorize at a price of $0.20 per share, for a total purchase price of $74,200. Nest had received the warrants upon the closing of a private placement of Decorize common stock on May 31, 2005, pursuant to the terms of a Securities Purchase Agreement (the “Nest Purchase Agreement”) entered into between Decorize, and Nest. The warrants exercised by Nest would have expired on May 31, 2007. The description of the Nest Purchase Agreement and related matters that is set forth in Decorize’s Current Report on Form 8-K filed on June 6, 2005, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1*	Securities Purchase Agreement dated as of June 15, 2005, by and among Decorize, Inc., SRC Holdings Corporation and Quest Capital Alliance, L.L.C.

4.2*	Warrant Certificate dated as of June 15, 2005, for the purchase of 1,500,000 shares of Common Stock, issued by Decorize, Inc. in the name of SRC Holdings Corporation.

4.3**	Securities Purchase Agreement dated as of May 31, 2005, between Decorize, Inc. and Nest USA, Inc.

4.4**	Warrant Certificate dated as of May 31, 2005, for the purchase of 996,000 shares of Common Stock, issued by Decorize, Inc. in the name of Nest USA, Inc.

* Incorporated by reference from the Company’s Form 8-K filed on June 21, 2005.

** Incorporated by reference from the Company’s Form 8-K filed on June 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECORIZE, INC.

Date: March 20, 2006	By:	/s/ Brent Olson
Name: Brent Olson
Title: Vice President of Finance

Exhibit Index

(c) Exhibits.

4.1*	Securities Purchase Agreement dated as of June 15, 2005, by and among Decorize, Inc., SRC Holdings Corporation and Quest Capital Alliance, L.L.C.

4.2*	Warrant Certificate dated as of June 15, 2005, for the purchase of 1,500,000 shares of Common Stock, issued by Decorize, Inc. in the name of SRC Holdings Corporation.

4.3**	Securities Purchase Agreement dated as of May 31, 2005, between Decorize, Inc. and Nest USA, Inc.

4.4**	Warrant Certificate dated as of May 31, 2005, for the purchase of 996,000 shares of Common Stock, issued by Decorize, Inc. in the name of Nest USA, Inc.

* Incorporated by reference from the Company’s Form 8-K filed on June 21, 2005.

** Incorporated by reference from the Company’s Form 8-K filed on June 6, 2005.